                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE
                                                  COMMISSION ONLY (AS PERMITTED
                                                  BY RULE 14A-6(E) (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      FIRST COMMUNITY FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                  [First Community Financial Corporation Logo]

First Community Financial Corporation
Two North Main Street
Mifflintown, PA 17059

                                           March 10, 2003

Dear Shareholder,

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of First Community Financial Corporation to be held on Tuesday, April 8, 2003 beginning at 10:00 a.m. The meeting will be held at the Cedar Grove Brethren in Christ Church, located near the Pa. Route 75 and U.S. Route 22/322 interchange, Mifflintown, Pennsylvania.

     A Notice of the Annual Meeting, Proxy Statement and Proxy are enclosed. Please review this material and complete, sign, date and return the Proxy in the postage-paid envelope provided. It is important for you to return the Proxy whether or not you plan to attend the Annual Meeting. Also, please review the enclosed Annual Report, which includes details of the success achieved by your company during 2002.

                                           Sincerely,

                                           /s/ James R. McLaughlin
                                           James R. McLaughlin
                                           President and Chief Executive Officer

                  [First Community Financial Corporation Logo]

First Community Financial Corporation
Two North Main Street
Mifflintown, Pennsylvania  17059

                                           March 10, 2003

                    Notice of Annual Meeting of Shareholders

     The Annual Meeting of Shareholders of First Community Financial Corporation will be held on Tuesday, April 8, 2003, at 10:00 a.m., at the Cedar Grove Brethren in Christ Church, located near the Pa. Route 75 and U.S. Route 22/322 interchange, Mifflintown, Pennsylvania, to consider and take action on the following matters:

          1. Elect four directors to Class C for three year terms expiring in 2006; and

          2. Transact such other business as may properly come before the meeting.

     Your Board of Directors recommends a vote "in favor of" the election as directors to Class C of the four nominees listed in the enclosed Proxy Statement.

                                           /s/ James R. McLaughlin
                                           James R. McLaughlin
                                           President and Chief Executive Officer

     TABLE OF CONTENTS                                                                 Page
                                                                                       ----
Annual Meeting Information                                                               1
     Who is entitled to vote?                                                            1
     On what am I voting?                                                                1
     How does the Board of Directors recommend I vote in the election of directors?      1
     How do I vote?                                                                      1
     What is a quorum?                                                                   2
     What vote is required to elect directors?                                           2
     Who will count the vote?                                                            2
     What is the deadline for shareholder proposals for next year's Annual Meeting?      2
     How are proxies being solicited?                                                    2

Share Ownership of Certain Beneficial Owners                                             3

Share Ownership of Management                                                            3
     Section 16(a) Beneficial Ownership Reporting Compliance                             4

Election of Directors                                                                    4

Biographical Summaries of Nominees and Directors                                         5

Board Committees and Meeting Attendance                                                  7

Audit-Compliance Committee Report                                                        8

Compensation of Directors                                                                8

Report on Executive Compensation                                                         9

Company Performance                                                                     10

Executive Compensation                                                                  11
     Summary of Compensation                                                            12

Transactions with Management                                                            12

Independent Certified Public Accountants                                                13

Appendix - Audit Committee Charter -
     The First National Bank of Mifflintown

                      FIRST COMMUNITY FINANCIAL CORPORATION
                              Two North Main Street
                         Mifflintown, Pennsylvania 17059

                                 PROXY STATEMENT

Annual Meeting Information

     This proxy statement contains information about the Annual Meeting of Shareholders of First Community Financial Corporation to be held Tuesday, April 8, 2003, beginning at 10:00 a.m., at the Cedar Grove Brethren in Christ Church, located near the Pa. Route 75 and U.S. Route 22/322 interchange, Mifflintown, Pennsylvania, and at any adjournments or postponements of the meeting. The proxy statement was prepared at the direction of the Company's Board of Directors to solicit your proxy for use at the Annual Meeting. It will be mailed to shareholders on or about March 10, 2003.

Who is entitled to vote?

     Shareholders owning Company Common Stock on February 21, 2003 are entitled to vote at the Annual Meeting or any adjournment or postponement of the meeting. Each shareholder has one vote per share on all matters to be voted on. On February 21, 2003 there were 700,000 shares of Common Stock outstanding.

On what am I voting?

     You will be asked to elect 4 directors to Class C for three-year terms expiring in 2006.

     The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders would be presented at the meeting, the proxies will vote according to the directions of Company management.

How does the Board of Directors recommend I vote in the election of directors?

     The Board of Directors recommends a vote FOR the election of each of the four nominees as directors to Class C.

How do I vote?

     Sign and date each proxy form you receive and return it in the postage-paid envelope provided. If you sign your proxy form but do not mark your choices, your proxies will vote for the four persons nominated for election as directors to Class C.

     You may revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Secretary, First Community Financial Corporation, Two North Main Street, Mifflintown, Pennsylvania 17059, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

What is a quorum?

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Pennsylvania law. Brokers holding shares in street name for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. Such shares for which brokers have not received voting instructions from their customers are called "broker non-votes." Under Pennsylvania law broker non-votes will be counted to determine if a quorum is present with respect to any matter to be voted upon by shareholders at the meeting only if such shares have been voted at the meeting on another matter other than a procedural motion.

What vote is required to elect directors?

     The four nominees for election as directors to Class C receiving the highest number of votes will be elected to the Board of Directors.

Who will count the vote?

     The Judges of Election appointed by the Board of Directors will count the votes cast in person or by proxy at the Annual Meeting.

What is the deadline for shareholder proposals for next year's Annual Meeting?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission and the Company's By-laws. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than November 7, 2003. All proposals should be addressed to the Secretary of the Company.

How are proxies being solicited?

     In addition to solicitation by mail, the officers, directors and employees of the Company may, without additional compensation, solicit proxies by telephone or personal interview. Brokers and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock held by such persons and will be reimbursed by the Company for their expenses. The cost of soliciting proxies for the Annual Meeting will be born by the Company.

Share Ownership of Certain Beneficial Owners

     The Company does not know of any person who beneficially owned more than 5% of the Company's Common Stock on February 21, 2003, except as shown in the following table:

  Name and address of       Common Stock      Percent of
   Beneficial Owner      Beneficially Owned      Class
----------------------   ------------------   ----------
JMD Partners, L.P.           71,152/(a)/        10.16%
3190 Galloway Drive
San Diego, CA  92122

Frank L. Wright              50,000/(b)/         7.14%
4110 McIntosh Road
Harrisburg, PA   17112

----------
/(a)/ Jane Doty Ferrier, as Trustee of the Ferrier Family Trust 2 (fbo Jane Doty Ferrier), which is the general partner of JMD Partners, L.P. and, as the holder of a 0.58% general partnership interest and a 89.31% limited partnership interest in JMD Partners, L.P., has sole voting power and sole dispositive power with respect to the shares held of record by JMD Partners, L.P. and, therefore, may be deemed a beneficial owner of such shares.

/(b)/ Shares held by "FMB, Trustee for Frank L. Wright Money Purchase Pension Plan." Share Ownership of Management

     The following table shows the number of shares of Company Common Stock beneficially owned by each incumbent director, each nominee and each executive officer named in the Summary Compensation Table appearing on page 12, and by all of the incumbent directors, nominees and executive officers of the Company as a group, as of February 21, 2003. Except as otherwise indicated, sole voting power and sole investment power with respect to the shares shown in the table are held either by the individual alone or by the individual together with his or her spouse.

                             Common Stock      Percentage of
         Name             Beneficially Owned     Class (a)
-----------------------   ------------------   -------------
Joseph E. Barnes, Jr.           3,680                --
Nancy S. Bratton                3,945                --
John P. Henry                   2,330                --
Samuel G. Kint                 12,200              1.74%
James R. McLaughlin            10,000              1.43%
Clair E. McMillen               5,028                --
Samuel F. Metz                 18,500(b)           2.64%

                             Common Stock      Percentage of
         Name             Beneficially Owned     Class (a)
-----------------------   ------------------   -------------
Charles C. Saner                1,300                --
Roger Shallenberger            25,000(c)           3.57%
Lowell M. Shearer              22,163(d)           3.17%
Frank L. Wright                50,000(e)           7.14%
Directors, nominees and       155,146             22.16%
executive
officers as a group (14
persons including those
named above)

----------
(a)  Less than 1% unless otherwise noted.
(b)  Includes 400 shares held in the name of spouse.
(c)  Includes 12,500 shares held in the name of spouse.
(d)  Includes 40 shares held in the name of spouse.
(e)  Shares held by "FMB, Trustee for Frank L. Wright Money Purchase Pension
     Plan."

     Section 16(a) Beneficial Ownership Reporting Compliance. Based on our records, we believe that during 2002 our directors and executive officers complied with all SEC filing requirements applicable to them.

                              ELECTION OF DIRECTORS

     The By-laws of the Company provide that the directors will serve in three classes, as nearly equal in number as possible, with each class of directors serving a staggered, three year term of office. At each annual meeting of shareholders, a class consisting of approximately one third of all of the Company's directors is elected to hold office for a term expiring at the annual meeting held in the third year following the year of their election and until their successors have been elected. At the Annual Meeting the shareholders will be asked to elect four directors to Class C to serve until the annual meeting of shareholders in 2006 or until their successor is elected.

     The Board of Directors has nominated the following persons for election as directors to Class C:

                                 Samuel G. Kint
                                Clair E. McMillen
                               Roger Shallenberger
                                Lowell M. Shearer

All of the nominees are presently serving as directors of the Company and of First National Bank of Mifflintown, the wholly owned bank subsidiary of the Company.

     Your shares of Company Common Stock represented by your proxy will be voted FOR the election of the four named nominees unless you mark the proxy form to withhold authority to vote for one or more of the nominees. If one or more of the nominees is unable or unwilling to serve as a director, the persons named in the proxy will vote for the election of such substitute nominee, if any, as will be named by the Board of Directors. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve as a director. Each nominee has expressed a willingness to serve if elected.

     The Board of Directors recommends a vote FOR the election of all four nominees as directors to Class C.

Biographical Summaries of Nominees and Directors

     Information about the nominees for election as directors to Class C at the Annual Meeting and information about the directors in Class A and Class B is set forth below.

                      CLASS A DIRECTORS - TERM EXPIRES 2004

                                       Principal occupation
                                       for last 5 years and     Director
            Name              Age   position with the Company     Since
---------------------------   ---   -------------------------   --------
John P. Henry/(3)/             49       Vice President, PHE     2001
                                    Mechanical Systems, Inc.,
                                         Mifflintown, PA

James R. McLaughlin/(2)/       62      President and Chief      1980/(1)/
                                     Executive Officer of the
                                      Company and the Bank

Frank L. Wright                62         Attorney-at-Law       1993

                      CLASS B DIRECTORS - TERM EXPIRES 2005

                                       Principal occupation
                                       for last 5 years and     Director
            Name              Age   position with the Company     Since
---------------------------   ---   -------------------------   --------
Joseph E. Barnes, Sr.          66   Owner/Operator of Barnes    1992
                                            Body Shop,
                                         Thompsontown, PA

Nancy S. Bratton/(3)/          61        Owner of Bratton       2001
                                        Insurance Agency

                                       Principal occupation
                                       for last 5 years and     Director
            Name              Age   position with the Company     Since
---------------------------   ---   -------------------------   --------
Samuel F. Metz/(2)/            85   Chairman of the Board of    1959/(1)/
                                    Directors of the Company
                                      and the Bank; Retired
                                        Assistant School
                                         Superintendent

Charles C. Saner/(3)/          58          Dairy Farmer         1997

                       CLASS C DIRECTORS-TERM EXPIRES 2006

                                       Principal occupation
                                       for last 5 years and     Director
            Name              Age   position with the Company     Since
---------------------------   ---   -------------------------   --------
Samuel G. Kint                 63      Retired businessman      2001

Clair E. McMillen              68   Owner/Partner, McMillen
                                           Bros., Inc.;         1996
                                     Sales Representative
                                     for silos and agricultural
                                     equipment for Van Dale,
                                    Rissler, Badger and Berg
                                           equipment

Roger Shallenberger/(2)/       55     Vice Chairman of the      1988
                                       Board of Directors of
                                    the Company and the Bank;
                                        President of KSM
                                       Enterprises, Inc.,

Lowell M. Shearer/(2)//(3)/    56   Secretary of the Company     1997
                                         and the Bank;
                                      Self-employed timber
                                            hauler

----------
/(1)/ Includes service as director of First National Bank of Mifflintown during period prior to 1985, when the Bank became a wholly-owned subsidiary of the Company.
/(2)/ Member of the Executive Committee of the Bank.
/(3)/ Member of the Audit-Compliance Committee of the Bank.

Board Committees and Meeting Attendance

     During 2002 the Board of Directors of the Company met 12 times and the Board of Directors of the Bank met 12 times. The Board of Directors of the Company does not have, but the Board of Directors of the Bank does have, an Executive Committee and an Audit-Compliance Committee. During 2002 all of the Directors of the Company and the Bank attended at least 75% of all meetings of the respective Boards and Committees on which they served.

     Executive Committee. The Executive Committee of the Bank's Board of Directors acts on matters between regular meetings of the Board of Directors. The Executive Committee also makes recommendations regarding compensation to the Board of Directors and reviews the qualifications of and makes recommendations to the Board of Directors regarding persons eligible to stand for election as directors. The Executive Committee met one time during 2002. The members of the Executive Committee are James R. McLaughlin, Samuel F. Metz, Roger Shallenberger and Lowell M. Shearer.

     Audit-Compliance Committee. The Audit-Compliance Committee of the Bank's Board of Directors is responsible for providing independent oversight of both the Bank's and the Company's accounting functions and internal controls. The Audit-Compliance Committee monitors the preparation of quarterly and annual financial reports by Bank and Company management, including holding discussions with management and the Company's independent auditors about key accounting and reporting matters. The Audit-Compliance Committee also is responsible for matters concerning the relationships between the Company and the Bank, on the one hand, and its independent auditors, on the other hand, including recommending their appointment or removal; reviewing the scope of their audit services and related fees as well as other services they provide to the Company and the Bank; and determining whether the independent auditors are "independent." In addition, the Audit-Compliance Committee oversees management's implementation of internal control systems including, reviewing policies relating to legal and regulatory compliance, ethics and conflicts of interest; and reviewing the activities and recommendations of the Company's and the Bank's internal auditing program. A copy of the Audit-Compliance Committee Charter is included as an appendix to this Proxy Statement. The Audit-Compliance committee met four times in 2002. The members of the Audit-Compliance Committee are Nancy
S. Bratton, John P. Henry, Charles C. Saner and Lowell M. Shearer, each of whom is independent as defined in the listing standards of the National Association of Securities Dealers (NASD). In 2002, James R. McLaughlin also served on the Audit-Compliance Committee in an ex-officio, non-voting capacity. Because Mr. McLaughlin is President and Chief Executive Officer of the Company and the Bank, he would not be deemed to be independent as defined in NASD listing standards or under standards recently enacted under the Sarbanes-Oxley Act of 2002. Although the Board of Directors believed that Mr. McLaughlin's participation as an ex-officio, non-voting member of the Committee would serve as a useful resource to the Committee, thereby facilitating its work, Mr. McLaughlin's ex-officio service on the Committee terminated December 31, 2002 in conformity with such standards.

Audit-Compliance Committee Report

     The Audit-Compliance Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2002. The Audit-Compliance Committee also has discussed with Beard Miller Company
LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), received from Beard Miller Company LLP, the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit-Compliance Committees) and has discussed with Beard Miller Company LLP, that firm's independence. In that regard, the Audit-Compliance Committee has considered whether the provision by Beard Miller Company LLP, of certain limited services in addition to its audit services is compatible with maintaining that firm's independence and has determined that it is. Based on the review and discussions referred to above, the Audit-Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                    Audit-Compliance Committee:

                                                    Nancy S. Bratton
                                                    John P. Henry
                                                    Charles C. Saner
                                                    Lowell M. Shearer

Compensation of Directors

     During 2002, each director of the Company received $600.00 for each Board meeting attended and each non-employee director received $125.00 for each committee meeting attended.

     The Bank has entered into Director Deferred Fee Agreements with six directors, established a Director Revenue Neutral Retirement Program in which ten current and three retired directors have elected to participate and established a Directors Split Dollar Program in which ten current and three retired directors have elected to participate. The purpose of each of these programs or plans is to make certain retirement benefits available to the directors who participate.

     Pursuant to a Director Deferred Fee Agreement, a participating director may defer payment of all or a specified portion of his or her director's fees. The Bank will establish a Deferral Account for each participating Director on its books. Benefits are funded solely out of the Bank's general assets and are payable upon retirement, early termination, disability, death or the occurrence of a change in control of the Company or the Bank. Generally, benefits are payable in 120 equal monthly installments, each in an amount equal to 120th of the balance of the participating director's Deferral Account, following the occurrence of an aforementioned trigger event.

     Pursuant to a Director Revenue Neutral Retirement Agreement, the Bank will pay certain benefits to a participating director upon retirement, the occurrence of a change in control of the Company or the Bank, or death. The amount of the benefits is determined based upon the difference in performance of two simulated investments. Simulated Investment Number One tracks the cash surrender value of a simulated life insurance policy assuming a $50,000 one time premium. Simulated Investment Number Two tracks the return of an investment of $50,000 assuming a four percent pre-tax interest rate. The Bank will establish a Retirement Account on its books for each participating director. The value of the Retirement Account on any date will be determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One, and dividing the difference by an adjustment rate equal to one minus the Company's highest marginal tax rate for the previous calendar year. Upon the occurrence of a trigger event, other than death (in which event the value of the Retirement Account on the date of death is payable in a lump sum to the participating director's beneficiary), the value of the Retirement Account on the date of the trigger event will be paid to the participating director in thirteen equal annual installments. In addition, following each plan anniversary date until death, a participating director also will be paid an amount equal to the hypothetical growth, if any, that would have occurred in the director's Retirement Account since the immediately preceding plan anniversary date. Benefits are funded solely out of the Bank's general assets.

     Pursuant to the Directors Split Dollar Program, a participating director will receive a monthly benefit, generally beginning at age 72. The arrangement is funded by an amount of life insurance on a participating director's life, calculated to meet the Bank's obligations under the Program. The cash value of future benefits to be paid, which are included in other liabilities on the Company's consolidated balance sheet, amounted to $78,537 at December 31, 2002. Annual expense of $7,012 was charged to operations for 2002.

Report on Executive Compensation

     The Company does not have a compensation committee and no compensation was paid to executive officers of the Company by the Company in 2002. All compensation was paid by the Bank.

     The Executive Committee of the Bank, composed of three non-employee Directors of the Bank and James R. McLaughlin, President and Chief Executive Officer of the Company and the Bank, conducts a full review each year of the Bank's executive compensation programs and is responsible for making recommendations to the full Board of Directors. Mr. McLaughlin does not participate in the Committee's evaluation of his performance for purposes of his compensation. With respect to other executive officers, the Committee considers the recommendations of Mr. McLaughlin before making final recommendations to the Board of Directors.

     The Bank's executive compensation program has two main components:

     Base Salary. The Executive Committee recommends base salaries for executive officers based upon competitive pay practices of other banks of similar size on a regional basis for similar positions and responsibilities. The Executive Committee obtains comparisons of base salaries paid by other banks from various sources, including L. R. Webber Associates, a Holidaysburg, Pennsylvania consulting firm. Annually, the Executive Committee recommends changes in base salaries of executive officers based on its evaluation of past performance, job duties, scope and responsibilities and expected future contributions. In determining the level of base salary, an individual's personal performance in achieving previously established goals is the most important factor.

     Deferred Compensation and Supplemental Benefit Programs. The Bank has established certain deferred compensation and supplemental benefit programs described elsewhere in this proxy statement for certain of its executive officers. The purposes of these programs are to provide to those executive officers an economic incentive for long term service to the Company and the Bank. The Executive Committee believes that these programs are competitive with those offered by other banks of similar size on a regional basis.

     Chief Executive Officer Compensation. Mr. McLaughlin's compensation for 2002 was established based upon the same factors and policies used to establish compensation for executive officers generally.

                                                            Executive Committee:

                                                            James R. McLaughlin
                                                            Samuel F. Metz
                                                            Roger Shallenberger
                                                            Lowell M. Shearer

Company Performance

     The following graph shows a comparison of the cumulative total return on Company Common Stock for the period March 28, 2002 (the date the Company's Common Stock became registered under the Securities Exchange Act of 1934, as amended) through December 31, 2002 as compared to the S&P 500 Index, the Nasdaq Composite Index and the Nasdaq Bank index. Shareholder returns on Company Common Stock are based upon reports to the Company by shareholders that bought or sold shares during the indicated period. The Company is not aware of all prices at which shares traded during this period. The shareholder returns shown in the graph are not necessarily indicative of future performance.

               First Community Financial Corp. Market Performance

Comparison of Nine Month Cumulative Total Returns

                                     [CHART]

                                   Line Chart

                                         Period Ending
---------------------------------------------------------

Index                                  3/28/02   12/31/02
---------------------------------------------------------

First Community
   Financial Corporation               $100.00    $104.30
Nasdaq Composite Index                 $100.00    $ 72.37
Nasdaq Bank Index                      $100.00    $ 95.40

The performance illustrated assumes that $100 was invested in Company Common Stock and each index on March 28, 2002 (the date the Company's Common Stock became registered under the Securities Exchange Act of 1934, as amended) and that all dividends were reinvested.

Executive Compensation

     The following table shows cash and other compensation paid or accrued to the Company's Chief Executive Officer for each of the last three years. No other forms of compensation, stock options or stock awards were provided to the named executive officer. No other executive officers of the Corporation or the Bank received salary and bonus in excess of $100,000 in 2002.

                       Summary Compensation Table

                                           Annual Compensation
                       ------------------------------------------------------------
      Name and                                      Other Annual      All Other
 Principal Position    Year   Salary (1)    Bonus   Compensation   Compensation (2)
--------------------   ----   ----------   ------   ------------   ----------------
James R. McLaughlin    2002    $120,000    $3,365        --           $33,115
 President and Chief
 Executive Officer,    2001    $112,164    $3,116        --           $30,023
 Director
                       2000    $103,855    $2,907        --           $31,112

----------
(1) Does not include directors fees.
(2) Includes for 2002, 2001 and 2000, respectively, the following compensation amounts: (i) 401(k) plan matching and discretionary contributions, $6,554, $6,544 and $6,231; (ii) the present value of the economic benefit to the executive from premiums paid by the Corporation to purchase split dollar life insurance contract under a salary continuation plan, $26,035, $22,995 and $24,457; and (iii) the amount of premiums paid by the Corporation for death benefit in excess of $50,000 under the Corporation's group term life replacement plan, $526, $484 and $424.

     The Bank maintains a 401(k) plan for the benefit of eligible employees. Employer contributions include a matching of a portion of employee contributions and a discretionary contribution determined each year by the Board of Directors. The Bank's contribution on behalf of all of the participants may not be in excess of the maximum amount deductible for tax purposes under Section 404(a) of the Internal Revenue Code of 1986, as amended. In general, this amount cannot be more than fifteen percent (15%) of the compensation otherwise paid during the taxable year to all employees under the profit sharing plan.

     The Bank has entered into Salary Continuation Plans with five of its current senior officers and one of its former senior officers, including Mr. McLaughlin, in order to provide them with supplemental retirement income. In the case of Mr. McLaughlin, the retirement benefit is fixed at $29,000 for the first year and increases thereafter at a rate of 3.50% per year and is paid for a term of fifteen (15) years. Vesting in the benefits of the salary continuation plans is determined within the discretion of the Board of Directors. An intended purpose of the plans is to provide an incentive to such persons to continue in the employ of the Bank.

     In 1997 the Bank's Board of Directors established an Officer Group Term Replacement Plan for the benefit of three current senior officers and one former senior officer, including Mr. McLaughlin. This Plan provides participating officers with a life insurance benefit equal to two times current salary, but not in excess of a certain predetermined amount. For example, Mr. McLaughlin's benefit is capped at $224,000.

Transactions with Management

     During 2002 some of the directors and executive officers of the Company and the Bank, members of their immediate families and some of the companies with which they are associated, had banking transactions in the ordinary course of business with the Bank and may be expected to have similar transactions in the future. These transactions were made on substantially the same terms, including interest rates, collateral requirements and repayment terms, as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features.

Independent Certified Public Accountants

     The Board of Directors again has selected Beard Miller Company LLP, as the Company's independent certified public accountants for 2003. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Greenawalt & Company, P.C., of Mechanicsburg, Pennsylvania, were the appointed independent certified public accountants for the Corporation in 2001. Because the Corporation had attained, as of December 31, 2001, more than 500 shareholders of record, the Corporation was required to register its securities with the Securities and Exchange Commission (SEC) in 2002 and begin filing periodic reports with the SEC according to applicable law and regulation. Greenawalt & Company, P.C. advised the Corporation that it does not practice in the area of SEC reporting and, therefore, declined to stand for re-appointment following expiration of its engagement related to auditing the Corporation's financial statements for the year ending December 31, 2001. At its January 2002 meeting, the Board of Directors approved the appointment of Beard Miller Company LLP, as the Corporation's independent accountants for 2002. Prior to its engagement of Beard Miller Company LLP, the Company had not consulted with Beard Miller Company LLP regarding any matter.

     Greenawalt & Company, P.C's report on the Company's financial statements for 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the full Board of Directors. There were no disagreements with Greenawalt & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Audit Fees. Beard Miller Company LLP, billed the Company aggregate fees totaling $34,431 for professional services rendered for the audit of the Company's financial statements for the year ending December 31, 2002 and for reviewing the financial statements included in the Company's Forms 10-QSB for 2002 filed with the Securities and Exchange Commission.

     Financial Information Systems Design and Implementation Fees. Beard Miller Company LLP, did not perform any financial information systems design or implementation services for the Company in 2002.

     All Other Fees. The aggregate fees billed by Beard Miller Company LLP, for all other services rendered by it to the Company in 2002, other than those described in the two immediately preceding paragraphs, totaled $22,754.

                                    APPENDIX

                             AUDIT COMMITTEE CHARTER
                     THE FIRST NATIONAL BANK OF MIFFLINTOWN

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Bank's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.
     . Monitor the independence and performance of the Bank's independent auditors and internal auditing department.
     . Provide an avenue of communication among the independent auditor, management, the internal auditing department, and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-affiliated directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets forth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures

1. Review the Corporation's interim financial results and annual audited financial statements prior to filing or distribution. The review shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

2. In consultation with management, independent accountants, verify that the CEO and CFO has certified that they disclosed to the independent auditors and to the Audit Committee all significant deficiencies in the design or operation of internal controls that could affect the Corporation's ability to record, process, summarize and report financial data, any material weaknesses in the internal controls, and any fraud whether or not material that involved management or other employees who have a significant role in the Corporation's internal controls.

3. Analyze any internal control deficiencies and management or employee fraud identified by the CEO/CFO certification process or by the Security Officer or Internal Auditor.

4. In consultation with management, independent accounts, and internal auditors, consider the integrity of the Bank's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

5. Review significant findings prepared by the independent accountants and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal auditors and independent accountants have been implemented by management.

Independent Accountants

1. The independent accountants are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the accountants and annually recommend to the Board of Directors the appointment of and compensation for the independent accountants or approve any discharge of auditors when circumstances warrant.

2. Review the independent accountants' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements. Confirm that the lead partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit have been rotated after five years.

3. Review and discuss with the independent accountants (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

4. Obtain from the independent accountants their annual communication to the Audit Committee in satisfaction of SSA 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

5. Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

6. Review and pre-approve all audit and permitted non-audit services provided by the independent accountants. The Audit Committee has delegated to the Chairman of the Committee the authority to grant such pre-approvals. All pre-approvals granted by the Chairman of the Committee shall be presented to and reviewed by the full Committee at its next regularly scheduled meeting.

7. Resolve any financial reporting disagreements between the independent accounts and management.

Internal Auditors

1. Approve any Annual Risk Assessment and Audit Plan developed by the internal auditors.

2. Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

4. The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations

1. Obtain updates quarterly from management and compliance auditors regarding compliance with laws and regulations.

2. Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

3.   Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities

1. Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

2. Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal Audit Charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3. Perform other oversight functions as requested by the Board of Directors. Further, the Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4. The Audit Committee has the authority to engage independent counsel and other advisors, as they determine necessary to carry out their duties, and appropriate funding, as determined by the Audit Committee, for compensating such advisors as well as the accounting firm for its audit services.

5. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

6. Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the audit Committee.

7. Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

8. Review complaints received form the Corporation or anonymously from employees of the Bank relative to accounting, internal accounting controls, or auditing matters. All complaints will be forwarded to the Audit Committee.

                  [FIRST COMMUNITY FINANCIAL CORPORATION LOGO]

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Clyde R. Bomgardner, Jr., J. Paul Peoples and Barbara M. Zook, or any of them, each with full power of substitution as attorneys and proxies of the undersigned to vote all First Community Financial Corporation Common Stock of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 8, 2003, at 10:00 A.M., at the Cedar Grove Brethren in Christ Church located near the Pa. Route 75 and U.S. Route 22/322 interchange, Mifflintown, Pennsylvania, and at any adjournment of such meeting, as fully and effectually as the undersigned could do if personally present, and hereby revokes all previous proxies for said meeting.

Where a vote is not specified, the proxies will vote shares represented by this Proxy FOR the election of all four nominees for director to Class C and will vote in accordance with the directions of Company management on such other matters that may properly come before the meeting.

Please mark your votes as indicated in this example              [X]

Proxy Item 1 - -
Election of four directors to Class C to serve for a three (3) year term.
Nominees: Samuel G. Kint, Clair E. McMillen, Roger Shallenberger and Lowell M. Shearer.

     FOR all nominees listed herein              WITHHOLD AUTHORITY
     (except as withheld) in space               to vote for all nominees listed
     provided                                    herein
                  [ ]                                           [ ]

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., full title as such should be shown. For joint accounts, each joint owner should sign. If more than one trustee is listed, all trustees should sign, unless one trustee has power to sign for all.


                             (Signature of Shareholder)
-----------------------------


                             (Signature of Shareholder)
-----------------------------

Dated:                          , 2003
       -------------------------